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Exhibit 10.10

FIRST AMENDMENT

        FIRST AMENDMENT, dated as of October 25, 2002 (this "First Amendment"), representing an amendment to the Credit Agreement, dated as of July 16, 2002, among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the "Borrower" or "CHS"), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation ("Parent"), the several lenders from time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent") and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

WITNESSETH:

        WHEREAS, the Borrower, Parent, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement;

        WHEREAS, the Borrower and Parent have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement; and

        WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

        1.    Defined Terms.    Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

        2.    Amendment to Subsection 1.1 (Defined Terms).    Subsection 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition in such subsection of the following defined term and substituting, in lieu thereof, the following:

          "Consolidated Total Indebtedness":    as of any date of determination, all Indebtedness of the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and excluding any Indebtedness incurred or assumed in connection with an acquisition of any business until the end of the first full fiscal quarter after the date of acquisition.

        3.    Conditions to Effectiveness of this First Amendment.    This First Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this First Amendment duly executed by each of the Borrower, Parent and the Administrative Agent and consented to by the Required Lenders (such date, the "First Amendment Effective Date").

        4.    Representations and Warranties.    On and as of the date hereof and after giving effect to this First Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Amendment.

        5.    Continuing Effect; No Other Amendments.    Except as expressly set forth in this First Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative

Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

        6.    Expenses.    The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        7.    Counterparts.    This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

        8.    GOVERNING LAW.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.
By:
Name: Title:
COMMUNITY HEALTH SYSTEMS, INC.
By:
Name: Title:
JPMORGAN CHASE BANK, as Administrative Agent and Issuing Lender
By:
Name: Title:

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WITNESSETH